EXHIBIT 32.02

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18.S.C. SECTION 1350)

 In connection with the Annual Report on Form 10-K of USA Truck, Inc. (the “Company”) for the annual period ended December 31, 2018 (the “Report”), I, Jason R. Bates, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 27, 2019	/s/ Jason R. Bates
Jason R. Bates
Chief Financial Officer